GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Class R, Class R6 and Class T Shares of the Goldman Sachs Absolute Return Multi-Asset Fund (the “Fund”)

Supplement dated April 16, 2018 to the

Prospectus and Summary Prospectus,

each dated February 28, 2018, as supplemented

Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”) has determined that it is in the best interest of the Fund to liquidate the Fund’s wholly-owned subsidiary organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Fund previously sought to gain exposure to the commodities markets by investing in the Subsidiary, and will continue to gain exposure to the commodities markets by investing in publicly-traded partnerships, exchange-traded funds, and other investment companies that provide exposure to commodities. On or about April 16, 2018, the Fund will cease its investment in the Subsidiary.

Accordingly, effective on or about April 16, 2018, the Fund’s Prospectus and Summary Prospectus are revised as follows:

The following replaces in its entirety the fourth footnote in the table under “Goldman Sachs Absolute Return Multi-Asset Fund—Summary—Fees and Expenses of the Fund” in the Prospectus and “Fees and Expenses of the Fund” in the Summary Prospectus:

[4]	The Investment Adviser has agreed to (i) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.104% of the Fund’s average daily net assets and (ii) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests. These arrangements will remain in effect through at least February 28, 2019, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

The second to last paragraph of “Goldman Sachs Absolute Return Multi-Asset Fund—Summary—Principal Strategy” in the Prospectus and “Principal Strategy” in the Summary Prospectus is deleted.

“Subsidiary Risk” and “Tax Risk” in “Goldman Sachs Absolute Return Multi-Asset Fund—Summary—Principal Risks of the Fund” in the Prospectus and “Principal Risks of the Fund” in the Summary Prospectus are deleted.

The third to last and fourth to last paragraphs of “Investment Management Approach—Principal Investment Strategies—Absolute Return Multi-Asset Fund” in the Prospectus are deleted.

The following replaces in its entirety the definition of “Acquired Fund Fees and Expenses” in “Investment Management Approach—Additional Fees and Expenses Information” in the Prospectus:

“Acquired Fund Fees and Expenses” reflect expenses (including the management fee) borne by the Fund through its ownership of shares in other investment companies.

“Subsidiary Shares” and its accompanying footnote are removed from the “Investment Securities” table under “Investment Management Approach—Other Investment Practices and Securities” in the Prospectus.

“Subsidiary” is removed from the table under “Risks of the Funds” in the Prospectus. “Subsidiary Risk” is removed from the “Risks of the Funds” in the Prospectus.

The following replaces the existing row in the “Risks of the Fund” table in the Prospectus:

✓	Principal Risk
•	Additional Risk

Absolute Return Multi-Asset Fund

Tax	•

The following risk replaces in its entirety “Tax Risk” under “Risks of the Funds” in the Prospectus.

Tax Risk.  The Fund may gain commodity exposure through investment in underlying ETFs that are treated as regulated investment companies (“RICs”) or “qualified publicly traded partnerships” for federal income tax purposes.

An underlying ETF that seeks to qualify as a RIC may gain commodity exposure through investment in subsidiaries that invest in commodity-linked instruments. Although the Internal Revenue Service (“IRS”) has issued numerous favorable private letter rulings to certain RICs that gain commodity exposure in this manner, such rulings can be relied on only by the taxpayers to whom they are issued. Additionally, the IRS recently issued proposed regulations that, if finalized, would generally treat an underlying fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. If the IRS were to change its position with respect to the conclusions reached in the relevant private letter rulings, the income and gains from an underlying ETF’s investment in a subsidiary might be non-qualifying income, and there is a possibility such change in position might be applied to the underlying ETF retroactively, in which case the underlying ETF might not qualify as a RIC for one or more years.

Investments by the Fund in “qualified publicly traded partnerships” must be monitored and limited so as to enable the Fund to satisfy certain asset diversification and qualifying income tests for qualification as a regulated investment company. Failure to satisfy either test would jeopardize the Fund’s status as a regulated investment company, which could result in material adverse consequences to the Fund.

The following replaces in its entirety the footnote under the table in “Service Providers—Management Fees and Other Expenses” in the Prospectus.

*	The Actual Rate, which reflects the management fees paid to GSAM by the Fund, may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.

The following replaces in its entirety the first paragraph under “Service Providers—Management Fees and Other Expenses” in the Prospectus:

The Investment Adviser has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests. This arrangement will remain in effect through at least February 28, 2019, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

The second to last paragraph under “Service Providers—Management Fees and Other Expenses” in the Prospectus is deleted.

The last four paragraphs under “Taxation—Other Information” in the Prospectus are deleted.

The following replaces in its entirety the third paragraph under “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques—C. Portfolio Securities and Techniques” in the Prospectus:

The Investment Adviser is subject to registration and regulation as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to its service as investment adviser to the Fund.

The section titled “Investments in the Subsidiary” under “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques—C. Portfolio Securities and Techniques” in the Prospectus is deleted.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

MACFUNDUPDATE 04-18